SALE OF GOLDEN EAGLE AREA DEVELOPMENT	12 Months Ended
Dec. 31, 2021
SALE OF GOLDEN EAGLE AREA DEVELOPMENT
SALE OF GOLDEN EAGLE AREA DEVELOPMENT

33. SALE OF GOLDEN EAGLE AREA DEVELOPMENT

During the fourth quarter of 2021, the company completed the sale of its 26.69% working interest in the Golden Eagle Area Development for gross proceeds of US$250 million net of closing adjustments and other closing costs, resulting in a gain on sale of $227 million ($227 million after-tax). In addition, contingent consideration of up to US$50 million is receivable in the second half of 2023, if between July 2021 and June 2023 the Dated Brent average crude price equals or exceeds US$55/bbl, upon which US$25 million is receivable; or if the Dated Brent average crude price equals or exceeds US$65/bbl, upon which US$50 million is receivable.

The company completed the sale on October 22, 2021 with an effective date of January 1, 2021. The Golden Eagle Area Development is reported within the Exploration and Production segment.